SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒
Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YOUR VOTE IS NECESSARY!

Dear John Hancock Small Company Fund shareholder:

In recent weeks, we have tried to contact you concerning a proposed merger of the John Hancock Small Company Fund with a John Hancock fund similarly focused on small cap stocks. A quorum of shareholder responses is required to proceed, regardless of whether shareholders vote “for,” “against,” or “abstain” regarding the proposal. We are writing again because our records indicate you have not yet voted. Shareholder votes are required by the time the new shareholder meeting reconvenes on February 16, 2018 at 10:00 a.m.

Please take a moment to look at the enclosed proxy card and vote today. Voting online or by phone is quick and easy.

How to vote

Online: Visit the website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.

Phone: Call the toll-free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

Mail: Return the executed proxy card in the postage-paid envelope provided so it is received by February 16, 2018.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ jhinvestments.com
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.

YOUR VOTE IS NECESSARY!

Dear John Hancock Small Company Fund shareholder:

In recent weeks, we have tried to contact you concerning a proposed merger of the John Hancock Small Company Fund with a John Hancock fund similarly focused on small cap stocks. A quorum of shareholder responses is required to proceed, regardless of whether shareholders vote “for,” “against,” or “abstain” regarding the proposal. We are writing again because our records indicate you have not yet voted. Shareholder votes are required by the time the new shareholder meeting reconvenes on February 16, 2018 at 10:00 a.m.

Please take a moment to look at the enclosed proxy card and vote today. Voting online or by phone is quick and easy.

How to vote

Online: Visit www.proxy-direct.com and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.

Phone: Call 1-800-337-3503. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

Mail: Return the executed proxy card in the postage-paid envelope provided so it is received by February 16, 2018.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ jhinvestments.com
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.